UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 1, 2016

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 5, 2016, BGC Partners, Inc. (the “Company” or “BGC”) issued a press release announcing the appointment of Steven R. McMurray as Chief Financial Officer of the Company, effective on April 4, 2016, replacing A. Graham Sadler, who had previously announced his intention to retire. Mr. Sadler’s retirement was effective April 4, 2016. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Prior to joining the Company, Mr. McMurray, who is 42, was employed from 2007 to 2016 in various positions by Amlin plc, a U.K. insurance company, most recently serving as Director of Finance from 2011 to 2016. Prior to that time, from 2003 to 2007, he was employed at the Bank of England as Chief Financial Accountant. Previously, Mr. McMurray had served as a Senior Manager in Banking and Capital Markets with PricewaterhouseCoopers in public accounting. Mr. McMurray is a Chartered Accountant.

In connection with his appointment, Mr. McMurray, who will be located principally in London, entered into a deed of adherence with BGC Services (Holdings) LLP, a U.K. service partnership controlled by BGC (the “Partnership”), dated April 1, 2016 (the “Deed”). Pursuant to the Deed, Mr. McMurray’s membership in the Partnership is terminable by either party on six-months’ notice. Pursuant to the Deed, he is entitled to receive a base draw of £325,000 ($464,444). He is also entitled to an upfront payment of up to £100,000 ($142,905) in cash, which is subject to repayment under certain circumstances. Mr. McMurray will also be entitled to receive a bonus allocation of the Partnership’s profits payable in April 2017, absent his earlier termination for cause or resignation, in the amount of £425,000 ($607,346), which will be payable in the form of cash, equity or units. Mr. McMurray will be eligible for a discretionary profit allocation. Any such allocations are subject to the satisfactory achievement by Mr. McMurray of such performance goals as may be established by the Company’s Compensation Committee. Pursuant to the Deed, Mr. McMurray may (i) not compete with the Partnership or any affiliates or solicit clients or counterparties of the Partnership or any affiliate for 12 months after his termination, and (ii) not solicit members or employees of the Partnership or any affiliate to leave their employment with, or to discontinue the supply of their services to, the Partnership or any affiliate for 24 months after his termination.

Discussion of Forward-Looking Statements by BGC

Statements in this report regarding BGC’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Except as required by law, BGC undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in its public filings, including its most recent Form 10-K and any updates to such risk factors contained in subsequent Form 10-Q or Form 8-K filings.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	BGC Partners, Inc. press release dated April 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: April 7, 2016

	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated April 7, 2016, regarding the appointment of Steven McMurray as Chief Financial Officer.]

Exhibit List

Exhibit No.	Description

99.1	BGC Partners, Inc. press release dated April 5, 2016